Exhibit 99.1
Telos Corporation Announces Fourth Quarter Results: Delivers $47.3 Million of Revenue and 38.6% Gross Margin
•Delivered Quarterly Revenue of $47.3 Million and Full Year Revenue of $216.9 Million
•Expanded Quarterly Gross Margin by 95 Basis Points to 38.6% and Full Year Gross Margin by 96 Basis Points to 36.4%
•Generated Full Year Cash Flow from Operations of $16.5 Million and Free Cash Flow of $11.2 Million; Deployed $11.3 Million to Share Repurchases During 2022
•Forecasts Lower Revenues in 2023; Hired Two New Senior Leaders Focused on Growth and Customer Solutions

Ashburn, Va. – March 16, 2023 – Telos Corporation (NASDAQ: TLS), a leading provider of cyber, cloud and enterprise security solutions for the world’s most security-conscious organizations, today announced financial results for the fourth quarter and full year 2022.
“We delivered $47.3 million of revenue in the fourth quarter of 2022, and expanded gross margin 95 basis points to 38.6%, resulting in a $14.2 million GAAP net loss and $5.4 million of Adjusted EBITDA,” said John B. Wood, chairman and CEO, Telos. “However, the wind-down of large programs coming to completion in Secure Networks, insufficient new business wins in 2022, and meaningful revenue reductions on some ongoing programs will weigh heavily on 2023 performance. 2023 will be a transition year focused on generating new business wins for 2024 and beyond. The Board and I are fully aligned and focused on streamlining our operations and rebuilding and growing our revenue base.”

Fourth Quarter 2022 Financial Highlights (in millions, except per share data)

	4Q 2022	4Q 2021
Revenue	$47.3	$64.1
Gross Profit	$18.3	$24.1
Gross Margin	38.6%	37.7%
GAAP Net Loss	($14.2)	($5.5)
GAAP Net Loss Margin	(30.0)%	(8.6)%
Adjusted Net Income [1]	$3.7	$7.3
EBITDA[1]	($13.2)	($4.0)
Adjusted EBITDA[1]	$5.4	$8.8
Adjusted EBITDA Margin[1]	11.4%	13.8%
GAAP Net Loss per Share, Diluted	($0.21)	($0.08)
Adjusted EPS [1]	$0.05	$0.11
Weighted-average Shares of Common Stock Outstanding, Diluted	67.3	66.8
Cash Flow from Operations	($3.6)	($2.4)
Free Cash Flow [1]	$0.5	($7.2)
1 Adjusted EBITDA, Adjusted EBITDA Margin, EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow are non-GAAP financial measures. Refer to "Non-GAAP Financial Measures" below.

Leadership Update:
Telos announces the addition of two senior leaders to drive the Company’s growth and customer solutions capabilities:
•Josh Salmanson, senior vice president of Technology Solutions, will lead the newly established Technology Solutions organization, where he will be responsible for driving the development of innovative customer solutions. Salmanson has nearly 30 years of experience as a senior cyber and information technology executive, and a record of success leading technology and solutions for companies serving commercial and government customers.
•Lee Canterbury, vice president of Corporate Growth, will lead the newly consolidated Growth organization and oversee all business generation activities across the Company. Canterbury brings over 35 years of experience successfully implementing business development strategies for companies serving commercial and government customers.

Financial Outlook:

	1Q 2023	Full Year 2023
Revenue	$30 - $33 Million	$115 - $140 Million
YoY Growth	(40%) - (34%)	(47%) - (35%)
Adjusted EBITDA[1]	($6.5) - ($4.5) Million	($27) - ($17) Million
1Adjusted EBITDA is a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" below

This guidance consists of forward-looking statements and actual results may differ materially. Refer to the Forward-Looking Statements section below for information on the factors that could cause the Company’s actual results to differ materially from these forward-looking statements. Adjusted EBITDA is a non-GAAP financial measure. The Company has not provided the most directly comparable GAAP measure to this forward-looking non-GAAP financial measure because certain items are out of the Company’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.

Webcast Information
Telos will host a live webcast to discuss its fourth quarter and full year 2022 financial results at 8:30 a.m. Eastern Time today, March 16, 2023. To access the webcast, visit https://register.vevent.com/register/BI1dff1c445cdd4159b141ba5385d8ca6a. Related presentation materials will be made available on the Investors section of the Company’s website at https://investors.telos.com. In addition, an archived webcast will be available approximately two hours after the conclusion of the live event on the Investors section of the Company’s website.

Forward-Looking Statements
This press release contains forward-looking statements which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions, and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on

Form 10-K for the year ended December 31, 2022 and its Quarterly Reports on Form 10-Q, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.

Although the Company bases these forward-looking statements on assumptions that its management believes are reasonable when made, the Company cautions the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. Given these risks, uncertainties, and other factors, many of which are beyond its control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

Non-GAAP Financial Measures
In addition to Telos’ results determined in accordance with U.S. GAAP, Telos believes the non-GAAP financial measures of EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted Earnings Per Share ("EPS") and Free Cash Flow are useful in evaluating operating performance. Telos believes that this non-GAAP financial information, when taken collectively with GAAP results, may be helpful to readers of the financial statements because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is provided below for each of these non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.

The Company uses the following non-GAAP financial measures (a) to understand and evaluate Telos’ core operating performance and trends, (b) to prepare and approve the Company’s annual budget, (c) to develop short-term and long-term operating plans, and (d) to evaluate the performance of certain management personnel when determining incentive compensation. Telos believes these non-GAAP financial measures facilitate the comparison of the Company’s operating performance on a consistent basis between periods by excluding certain items that may, or could, have a disproportionately positive or negative impact on the Company’s results of operations in any particular period. When viewed in combination with the Company’s results prepared in accordance with GAAP, these non-GAAP financial measures help provide a broader picture of factors and trends affecting the Company’s results of operations.

EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS and Free Cash Flow are supplemental measures of operating performance that are not made under GAAP and do not represent, and should not be considered as an alternative to, Net Income (Loss), Net Income (Loss) Margin, Earnings per Share, or Net Cash Flows provided by operating activities, as determined by GAAP.

The Company defines EBITDA as net (loss)/income, adjusted for non-operating expense/(income), interest expense, provision for/(benefit from) income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA, adjusted for restructuring expenses and stock-based compensation expense. The Company defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue. The Company defines Adjusted Net Income/(Loss) as net income/(loss), adjusted for non-operating expense/(income), restructuring expenses and stock-based compensation expense. The Company defines Adjusted EPS as Adjusted Net Income/(Loss) divided by the weighted-average number of common shares outstanding for the period. Free Cash Flow is defined as net cash provided by or used in operating activities, less purchases of property and equipment and capitalized software development costs, plus net cash proceeds from resale of software under other financing obligations.

EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS and Free Cash Flow each has limitations as an analytical tool, and you should not consider any of them in isolation, or as a substitute for analysis of results as reported under GAAP. Among other limitations,

EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS and Free Cash Flow each does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments, does not reflect the impact of certain cash charges resulting from matters considered not to be indicative of ongoing operations, and does not reflect income tax expense or benefit. Other companies in the Company’s industry may calculate EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS and Free Cash Flow differently than Telos does, which limits its usefulness as a comparative measure. Because of these limitations, neither EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS nor Free Cash Flow should be considered as a replacement for Net Income/ (Loss), Net Income/(Loss) Margin, Earnings per Share, or Net Cash Flows Provided by Operating Activities, as determined by GAAP, or as a measure of profitability. Telos compensates for these limitations by relying primarily on the Company’s GAAP results and using non-GAAP measures only for supplemental purposes.

About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The Company serves commercial enterprises, regulated industries and government customers around the world.
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Media:
media@telos.com
Investors:
InvestorRelations@telos.com

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2022	2021	2022	2021

	(in thousands, except per share amounts)
Revenue – services	$39,059	$57,532	192,742	221,548
Revenue – products	8,284	6,519	24,145	20,885
Total revenue	47,343	64,051	216,887	242,433
Cost of sales – services	23,421	35,121	121,334	143,357
Cost of sales – products	5,624	4,781	16,510	13,047
Total cost of sales	29,045	39,902	137,844	156,404
Gross profit	18,298	24,149	79,043	86,029
Selling, general and administrative expenses:
Sales and marketing	3,547	5,423	16,582	19,655
Research and development	3,018	4,845	16,918	19,096
General and administrative	26,396	19,292	99,393	88,742
Total selling, general and administrative expenses	32,961	29,560	132,893	127,493
Operating loss	(14,663)	(5,411)	(53,850)	(41,464)
Other income/(expense)	702	81	1,350	(921)
Interest expense	(316)	(194)	(874)	(777)
Loss before income taxes	(14,277)	(5,524)	(53,374)	(43,162)
Benefit from/(provision for) income taxes	79	$34	(54)	28
Net loss	(14,198)	(5,490)	(53,428)	(43,134)

Net loss per share:
Basic	$(0.21)	$(0.08)	$(0.79)	$(0.65)
Diluted	$(0.21)	$(0.08)	$(0.79)	$(0.65)

Weighted-average share outstanding:
Basic	67,313	66,756	67,559	66,374
Diluted	67,313	66,756	67,559	66,374

TELOS CORPORATION
CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2022	2021

	(in thousands, except per share and share data)
Assets:
Cash and cash equivalents	$119,305	$126,562
Accounts receivable, net	40,069	59,844
Inventories, net	2,877	1,247
Prepaid expenses	4,819	3,329
Other current assets	893	732
Total current assets	167,963	191,714
Property and equipment, net	4,787	6,088
Finance lease right-of-use assets, net	7,832	9,053
Operating lease right-of-use assets	341	852
Goodwill	17,922	17,922
Intangible assets, net	37,415	19,199
Other assets	1,137	1,253
Total assets	$237,397	$246,081
Liabilities and Stockholders' Equity:
Liabilities:
Accounts payable and other accrued liabilities	$22,551	$34,548
Accrued compensation and benefits	8,388	6,557
Contract liabilities	6,444	6,381
Finance lease obligations – current portion	1,592	1,461
Operating lease obligations – current portion	361	564
Other financing obligations – current portion	1,247	—
Other current liabilities	4,919	1,430
Total current liabilities	45,502	50,941
Finance lease obligations – non-current portion	11,248	12,840
Operating lease obligations – non-current portion	27	388
Other financing obligations – non-current portion	7,211	—
Deferred income taxes	758	723
Other liabilities	297	935
Total liabilities	65,043	65,827
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value, 250,000,000 shares authorized, 67,431,632 shares and 66,767,450 shares issued and outstanding as of December 31, 2022 and 2021, respectively	106	105
Additional paid-in capital	412,708	367,153
Accumulated other comprehensive loss	(55)	(27)
Accumulated deficit	(240,405)	(186,977)
Total stockholders' equity	172,354	180,254
Total liabilities and stockholders' equity	$237,397	$246,081

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2022	2021	2022	2021

	(in thousands)
Cash flows from operating activities:
Net loss	$(14,198)	$(5,490)	$(53,428)	$(43,134)
Adjustments to reconcile net loss to cash provided by/(used in) operating activities:
Stock-based compensation	15,817	12,853	64,660	60,231
Depreciation and amortization	1,463	1,401	5,890	5,624
Provision for doubtful accounts	2	—	99	7
Provision for deferred income tax	10	42	35	70
Loss on disposal of fixed assets	2	—	4	6
Accretion of discount on acquisition holdback	12	12	48	19
Changes in other operating assets and liabilities:
Accounts receivable	10,912	(10,085)	19,675	(28,937)
Inventories	1,799	778	(1,630)	2,064
Intangible assets - software held for resale	(7,120)	—	(7,120)	—
Prepaid expenses, other current assets and other assets	1,237	2,274	(1,249)	(982)
Accounts payable and other accrued payables	(14,957)	344	(12,322)	16,086
Accrued compensation and benefits	(688)	(1,398)	(317)	(1,917)
Contract liabilities	(508)	(852)	63	727
Other current liabilities and other liabilities	2,607	(2,254)	2,100	(2,602)
Net cash (used in)/provided by operating activities	(3,610)	(2,375)	16,508	7,262
Cash flows from investing activities:
Capitalized software development costs	(4,128)	(3,296)	(12,708)	(9,968)
Purchases of property and equipment	(194)	(1,556)	(1,009)	(3,201)
Cash paid for acquisition		—	—	(5,925)
Net cash used in investing activities	(4,322)	(4,852)	(13,717)	(19,094)
Cash flows from financing activities:
Payments under finance lease obligations	(378)	(346)	(1,461)	(1,339)
Repurchase of common stock	(3,542)	—	(11,145)	(1,251)
Payment of tax withholding related to net share settlement of equity awards	(2,536)	—	(5,671)	—
Payments for debt issuance costs	(95)	—	(95)	—
Proceeds from other financing obligations	9,092	—	9,092	—
Payments of other financing obligations	(635)	—	(635)	—
Proceeds from issuance of common stock, net of issuance costs	—	—	—	64,269
Repurchase of outstanding warrants	—	—	—	(26,894)
Distributions to Telos ID Class B member – non-controlling interest	—	—	—	(2,436)
Net cash provided by/(used in) financing activities	1,906	(346)	(9,915)	32,349
Net change in cash, cash equivalents, and restricted cash	(6,026)	(7,573)	(7,124)	20,517
Cash, cash equivalents and restricted cash, beginning of period	125,464	134,135	126,562	106,045
Cash, cash equivalents and restricted cash, end of period	$119,438	$126,562	$119,438	$126,562

Non-GAAP Financial Measures (Unaudited)

Reconciliation of Net Loss to Non-GAAP EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin
	For the Three Months Ended December 31,				For the Year Ended December 31,
	2022		2021		2022		2021
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin

	(dollars in thousands)
Net loss	$(14,198)	(30.0)%	$(5,490)	(8.6)%	$(53,428)	(24.6)%	$(43,134)	(17.8)%
Other (income)/expense	(702)	(1.5)%	(81)	(0.1)%	(1,350)	(0.6)%	921	0.4%
Interest expense	316	0.7%	194	0.3%	874	0.4%	777	0.3%
Provision for/(benefit from) income taxes	(79)	(0.2)%	(34)	(0.1)%	54	—%	(28)	—%
Depreciation and amortization	1,463	3.1%	1,401	2.2%	5,890	2.7%	5,624	2.4%
EBITDA	(13,200)	(27.9)%	(4,010)	(6.3)%	(47,960)	(22.1)%	(35,840)	(14.7)%
Restructuring expenses (1)	2,767	5.9%	—	—%	2,767	1.3%	—	—%
Stock-based compensation expense (2)	15,817	33.4%	12,853	20.1%	64,660	29.8%	60,231	24.8%
Adjusted EBITDA	$5,384	11.4%	$8,843	13.8%	$19,467	9.0%	$24,391	10.1%
(1) The restructuring expenses adjustment to EBITDA includes severance and other related benefit costs (including outplacement services and continuing health insurance coverage) associated with a reduction in workforce.
(2) The stock-based compensation adjustment to EBITDA for fiscal year 2022 is made up of $62.5 million of stock-based compensation expenses for the awarded RSUs and PRSUs, and $2.1 million of other sources of stock-based compensation expense. The other source of stock-based compensation consists of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company's discretion whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in a change in estimate that would add back to Adjusted EBITDA.

Reconciliation of Net (Loss)/Income to Adjusted Net Income/(Loss) and Adjusted EPS
	For the Three Months Ended December 31,				For the Year Ended December 31,
	2022		2021		2022		2021
	Adjusted Net Income/(Loss)	Adjusted Earnings Per Share	Adjusted Net Income/(Loss)	Adjusted Earnings Per Share	Adjusted Net Income/(Loss)	Adjusted Earnings Per Share	Adjusted Net Income/(Loss)	Adjusted Earnings Per Share

	(in thousands, except per share data)
Reported GAAP measure	$(14,198)	$(0.21)	$(5,490)	$(0.08)	$(53,428)	$(0.79)	$(43,134)	$(0.65)
Adjustments:
Other (income)/expense	(702)	(0.01)	(81)	—	(1,350)	(0.02)	921	0.01
Restructuring expenses (1)	2,767	0.04	—	—	2,767	0.04	—	—
Stock-based compensation expense (2)	15,817	0.23	12,853	0.19	64,660	0.96	60,231	0.91
Adjusted non-GAAP measure	$3,684	$0.05	$7,282	$0.11	$12,649	$0.19	$18,018	$0.27
Weighted-average shares of common stock outstanding, basic	67,313		66,756		67,559		66,374
(1) The restructuring expenses adjustment to net loss includes severance and other related benefit costs (including outplacement services and continuing health insurance coverage) associated with a reduction in workforce.
(2) The stock-based compensation adjustment to net loss for fiscal year 2022 is made up of $62.5 million of stock-based compensation expenses for the awarded RSUs and PRSUs, and $2.1 million of other sources of stock-based compensation expense. The other source of stock-based compensation consists of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company's discretion whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in a change in estimate that would add back to Adjusted Net Income/(Loss).

Free Cash Flow
	For the Three Months Ended December 31,		For the Year Ended December 31,
	2022	2021	2022	2021

			(in thousands)
Net cash flows provided by operating activities	$(3,610)	$(2,375)	$16,508	$7,262
Adjustments:
Purchases of property and equipment	(194)	(1,556)	(1,009)	(3,201)
Capitalized software development costs	(4,128)	(3,296)	(12,708)	(9,968)
Net cash proceeds from resale of software	8,457	—	8,457	—
Free cash flow	$525	$(7,227)	$11,248	$(5,907)